UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 23, 2003

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item 5.	Other Events.

On December 23, 2003, American Vanguard announced that AMVAC Chemical Corporation, a wholly owned subsidiary of the Company, completed the acquisition of certain assets related to the active ingredient dichlorvos (“DDVP”) used in the animal health business and marketed primarily under the trade name Nuvan from Novartis Animal Health, Inc., a business unit of Novarits AG. All more particularly described in Exhibit 99.1.

Item 7.	Exhibits.

99.1	Press release issued December 23, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION (Registrant)

By:	/s/ James A. Barry

James A. Barry Senior Vice President Chief Financial Officer

Date: December 23, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated December 23, 2003, of American Vanguard Corporation.

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